Management Presentation
August 2, 2007

Second Quarter 2007 Results

MDC PARTNERS

MDC PARTNERS

Forward Looking Statements and Other Information

This presentation contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company's beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and "put" option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

- risks associated with effects of national and regional economic conditions;
- the Company's ability to attract new clients and retain existing clients;
- the financial success of the Company's clients;
- the Company's ability to remain in compliance with its debt agreements and the Company's ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to "put" option rights;
- the Company's ability to retain and attract key employees;
- the successful completion and integration of acquisitions which complement and expand the Company's business capabilities;
- foreign currency fluctuations; and
- risks arising from the Company's historical option grant practices.

The Company's business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company's leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company's securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption "Risk Factors" and in the Company's other SEC filings.

MDC PARTNERS

Summary of Consolidated Results

(US$ in millions)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2007	2006	*% Change*	2007	2006	*% Change*
Revenue	$ 135.3	$ 100.1	*35.1* %	$ 254.8	$ 198.2	*28.5* %
Operating Expenses						
Cost of services sold	87.8	60.9	*44.2* %	166.4	120.6	*37.9* %
SG&A	36.0	31.2	*15.3* %	70.1	61.0	*15.0* %
D&A	6.3	5.1	*22.7* %	12.2	11.9	*2.9* %
Impairment charges	-	-	*NM*	4.5	-	*NM*
Operating Income	5.2	2.9	*76.9* %	1.6	4.7	*(66.7)* %
Loss from Contining Operations	(2.6)	(1.0)		(11.4)	(5.4)	
Loss from discontinued operations	-	(9.5)		-	(10.2)	
Net Loss	$ (2.6)	$ (10.5)		$ (11.4)	$ (15.6)	

Amounts and percentages may not calculate due to rounding.

Normalized Results

(US$ in millions)	Three Months June 30, 2007	Three Months June 30, 2006	Six Months June 30, 2007	Six Months June 30, 2006
Reported Revenue	$ 135.3	$ 100.1	$ 254.8	$ 198.2
MFP revenues	(0.7)	(2.6)	(2.2)	(6.1)
Consolidation of equity affiliates	-	5.6	-	10.7
Client termination payment	-	(0.8)	-	(5.3)
Adjusted Revenue	134.6	102.4	252.6	197.6
growth	*31%*		*28%*	
Reported EBITDA	$ 13.0	$ 9.9	$ 21.7	$ 21.9
MFP EBITDA loss	1.9	1.1	2.9	1.3
Consolidation of equity affiliates	-	0.7	-	1.3
Client termination payment	-	(0.8)	-	(5.3)
Retention payments	1.7	-	2.6	-
Adjusted EBITDA	16.6	11.0	27.2	19.3
growth	*52%*		*42%*	
Adjusted EBITDA Margin	12.4%	10.7%	10.8%	9.7%

MDC PARTNERS

Summary of Segment Results – Revenue

(US$ in millions)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2007	2006	*% Change*	2007	2006	*% Change*
Revenue						
Strategic Marketing Services	$ 78.4	$ 55.6	*41.0* %	$ 149.0	$ 112.5	*32.4* %
Customer Relationship Management	25.7	20.9	*22.8* %	49.2	39.8	*23.7* %
Specialized Communication Services	31.1	23.6	*31.9* %	56.5	45.9	*23.2* %
Total Revenue	$ 135.3	$ 100.1	*35.1* %	$ 254.8	$ 198.2	*28.5* %

Amounts and percentages may not calculate due to rounding.

MDC PARTNERS

Q2 2007 Marketing Communications Revenue Growth by Segment

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Acquisition Growth	3.5%	-	-	1.9%
Foreign Exchange Growth	0.3%	-	1.7%	0.5%
Consolidation of Equity Affiliates	5.3%	-	11.5%	5.6%
Organic Growth	32.0%	22.8%	18.7%	27.0%

MDC PARTNERS

YTDQ2 2007 Marketing Communications Revenue Growth by Segment

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Acquisition Growth	1.7%	-	-	1.0%
Foreign Exchange Growth	0.1%	-	0.9%	0.2%
Consolidation of Equity Affiliates	4.9%	-	11.2%	5.4%
Organic Growth	25.7%	23.7%	11.2%	21.9%

Summary of Segment Results – EBITDA

(US$ in millions)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2007	2006	*% Change*	2007	2006	*% Change*
EBITDA						
Strategic Marketing Services	$ 13.5	$ 10.4	*29.9 %*	$ 24.1	$ 22.5	*7.1 %*
Customer Relationship Management	2.1	1.4	*42.8 %*	4.2	3.1	*35.5 %*
Specialized Communication Services	2.6	2.8	*(7.0) %*	3.6	6.2	*(42.2) %*
Marketing Communications	18.2	14.7	*24.2 %*	31.9	31.8	*0.2 %*
margin	*13.4%*	*14.6%*		*12.5%*	*16.0%*	
Corporate Expenses	(5.2)	(4.8)	*7.8 %*	(10.1)	(9.9)	*2.3 %*
Total EBITDA	$ 13.0	$ 9.9	*32.1 %*	$ 21.7	$ 21.9	*(0.7) %*
margin	*9.6%*	*9.8%*		*8.5%*	*11.0%*	

	EBITDA Margins		EBITDA Margins	
	Q2 2007	Q2 2006	YTD 2007	YTD 2006
Strategic Marketing Services	17.3%	18.7%	16.2%	20.0%
Customer Relationship Management	8.0%	6.9%	8.5%	7.7%
Specialized Communication Services	8.3%	11.8%	6.4%	13.5%

Amounts and percentages may not calculate due to rounding.

MDC PARTNERS

Summary of Segment Results – MDC's Share of EBITDA

(US$ in millions)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2007	2006	*% Change*	2007	2006	*% Change*
MDC EBITDA						
Strategic Marketing Services	$ 9.3	$ 7.7	*20.6 %*	$ 16.1	$ 15.8	*2.0 %*
Customer Relationship Management	2.0	1.4	*42.7 %*	4.2	3.0	*36.3 %*
Specialized Communication Services	1.4	2.1	*(31.2) %*	1.9	4.7	*(60.5) %*
Marketing Communications	12.8	11.2	*13.9 %*	22.2	23.6	*(6.1) %*
Corporate	(5.2)	(4.8)	*7.8 %*	(10.1)	(9.9)	*2.3 %*
Total MDC EBITDA	$ 7.6	$ 6.4	*18.3 %*	$ 12.0	$ 13.7	*(12.2) %*
Total MDC Adjusted EBITDA	$ 11.2	$ 7.2	*55.8 %*	$17.5	$10.5	*67.2 %*

Amounts and percentages may not calculate due to rounding.

MDC PARTNERS

Cash EPS Reconciliation

(US$ in millions)

	Three Months Ended June 30, 2007	Three Months Ended June 30, 2006	Six Months Ended June 30, 2007	Six Months Ended June 30, 2006
Loss from Continuing Operations	($2.6)	($1.0)	($11.4)	($5.4)
Depreciation & Amortization	7.4	5.5	13.9	12.7
Stock Based Compensation	1.6	1.8	3.5	5.3
Non-cash Unrealized Foreign Exchange	2.5	(0.4)	2.9	(0.5)
Impairment charges & Other	-	-	4.6	-
Cash Earnings	8.8	5.9	13.4	12.2
Diluted Shares	24.8	23.8	24.5	23.8
Cash EPS	$0.36	$0.25	$0.55	$0.51
Adjusted Cash EPS*	$0.44	$0.26	$0.68	$0.41

* Adjusted for normalizing items on slide 3.

MDC PARTNERS

Free Cash Flow

(US$ in millions)	Three Months Ended June 30, 2007	Three Months Ended June 30, 2006	Six Months Ended June 30, 2007	Six Months Ended June 30, 2006
MDC EBITDA	$7.6	$6.4	$12.0	$13.7
Capital Expenditures	(3.8)	(6.3)	(7.5)	(11.3)
Cash Taxes	(0.5)	(0.5)	(1.0)	(0.9)
Cash Interest	(2.0)	(3.3)	(5.3)	(4.7)
Free Cash Flow	$1.3	($3.7)	($1.8)	($3.2)

Cash flow from operations during the second quarter of 2007 was $17.4 million

MDC PARTNERS

Liquidity

Available Liquidity at June 30, 2007

(US$ in millions)

Commitment Under Facility	$	185.0
Revolver		22.2
Term Loan A		60.0
Delayed Draw Term Loan		-
		82.2
Letters of Credit		5.3
Funds Available Under Facility	$	97.5
Available Cash		3.0
Liquidity	$	100.5

MDC PARTNERS

Potential Contractual Put/Call Obligations and Impact on EBITDA

Estimated Put Impact at June 30, 2007

(US$ in millions)	Payment Consideration			Incremental	Cumulative	
	Cash	Stock	Total	EBITDA in Period	EBITDA	Net Consideration (Paid) / Received
2007	$9.1	$1.0	$10.1	$3.0	$3.0	($7.1)
2008	30.1	7.9	38.0	9.2	12.2	(25.8)
2009	13.5	4.0	17.5	1.8	14.0	(3.5)
2010	35.0	9.6	44.5	3.4	17.4	(27.1)
Total	$87.6	$22.5	$110.1	$17.4	$46.7	($63.5)

Actual Multiple	6.3
Effective Multiple	3.6

MDC PARTNERS

2007 Financial Outlook

(US$ in millions, except per share amounts)

	Marketing Communications	Corporate Expenses	Consolidated
Revenue	$490 - $500	-	$490 - $500
MDC's Share of EBITDA (1)	$59.5 - $60.5	$19.5 - $20.5	$39.0 - $41.0
Cash EPS (2)			$1.28 - $1.32
Free Cash Flow (3)			$15.0 - $17.0
Shares Outstanding - Diluted			24.8

(1) MDC's Share of EBITDA = Operating Income + Depreciation & Amortization + Stock-based Compensation - Minority Interest.

(2) Cash EPS = Income from Continuing Operations + Depreciation & Amortization + Stock-based Compensation + Other Non-cash Charges.

(3) Free Cash Flow = MDC EBITDA + Cash Distributions from Unconsolidated Affiliates - Capital Expenditures - Cash Taxes - Cash Interest.

Appendix

MDC PARTNERS

MDC PARTNERS

Quarter Ended June 30, 2007 MDC Adjusted EBITDA Reconciliation

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Three Months Ended June 30, 2007

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Corporate & Other	Total
MDC's Share of EBITDA*	$9,294	$2,049	$1,427	($5,165)	$7,605
Losses from Margeotes Fertitta Powell (ceased operations)	-	-	1,925	-	1,925
Retention payments	875	-	-	823	1,698
MDC Adjusted EBITDA**	$10,169	$2,049	$3,352	($4,342)	$11,228

* MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

** MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the quarter.

MDC PARTNERS

Quarter Ended June 30, 2006 MDC Adjusted EBITDA Reconciliation

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Three Months Ended June 30, 2006

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Corporate & Other	Total
MDC's Share of EBITDA*	$7,706	$1,436	$2,074	($4,790)	$6,426
Losses from Margeotes Fertitta Powell (ceased operations)	-	-	1,125	-	1,125
Client Termination Payment	(750)	-	-	-	(750)
Consolidation of Equity Affiliates	329	-	75	-	404
MDC Adjusted EBITDA**	$7,285	$1,436	$3,274	($4,790)	$7,205

* MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges less minority interests.

** MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the quarter.

MDC PARTNERS

YTD June 30, 2007 MDC Adjusted EBITDA Reconciliation

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Six Months Ended June 30, 2007

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Corporate & Other	Total
MDC's Share of EBITDA**	$16,129	$4,151	$1,875	($10,124)	$12,031
Losses from Margeotes Fertitta Powell (ceased operations)	-	-	2,935	-	2,935
Retention payments	1,750	-	-	823	2,573
MDC Adjusted EBITDA**	$17,879	$4,151	$4,810	($9,301)	$17,539

* MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges less minority interests.

** MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the period.

MDC PARTNERS

YTD June 30, 2006 MDC Adjusted EBITDA Reconciliation

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Six Months Ended June 30, 2006

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Corporate & Other	Total
MDC's Share of EBITDA**	$15,819	$3,046	$4,741	($9,896)	$13,710
Losses from Margeotes Fertitta Powell (ceased operations)	-	-	1,300	-	1,300
Client Termination Payment	(5,250)	-	-	-	(5,250)
Consolidation of Equity Affiliates	597	-	130	-	727
MDC Adjusted EBITDA**	$11,166	$3,046	$6,171	($9,896)	$10,487

* MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

** MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the period.

MDC PARTNERS

Definition of Non-GAAP Measures

- **EBITDA:** EBITDA is a non-GAAP measure, that represents operating profit plus depreciation and amortization, stock-based compensation and impairment charges. A reconciliation of "EBITDA" to the US GAAP reported results of operations has been provided by the Company in the tables included in the earnings release issued on August 1, 2007.
- **Organic Growth:** Organic revenue growth is a non-GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts.
- **Cash Earnings:** Cash earnings is a non-GAAP measure that represents loss from continuing operations plus depreciation and amortization, stock based compensation and other non-cash charges.
- **Free Cash Flow:** Free cash flow is a non-GAAP measure that represents EBTIDA less minority interest plus cash distributions from unconsolidated affiliates less capital expenditures, less cash interest, less cash taxes.